UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2008 (June 25, 2008)

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	26-2522031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Youth Pioneer Park Tai’an Economic and Technological Development Zone Tai’an City, Shandong Province 271000 People’s Republic of China
(Address of principal executive offices)

(86-538) 856-0618
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into a Material Definitive Agreement.

On June 25, 2008, Oppenheimer & Co. Inc., as Representative of the Initial Purchasers named in Schedule I to the Purchase Agreement (the “Purchase Agreement”) dated as of May 22, 2008 (the “Initial Purchasers”), exercised in full its over-allotment option to purchase a total of $15,000,000 in aggregate principal amount of 6% Senior Convertible Notes due 2018 (the “Notes”) from ShengdaTech, Inc. (the “Company”) pursuant to the Purchase Agreement. The Purchase Agreement is previously reported in the Company’s Current Report on Form 8-K filed on June 3, 2008 (the “Current Report”) which is incorporated herein by reference.

The Notes are being issued subject to an Indenture dated as of May 28, 2008 (the “Indenture”) between the Company and The Bank of New York, as trustee. The Notes are also subject to a Registration Rights Agreement dated as of May 28, 2008 (the “Registration Rights Agreement”), between the Company and the Initial Purchasers. For a copy of the Indenture and the Registration Rights Agreement, please refer to the Current Report.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 above, which is incorporated herein by reference.

  Item 7.01 Regulation FD Disclosure

On June 25, 2008, the Company issued a press release announcing the exercise of the over allotment option by Oppenheimer. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Copy of News Release, dated June 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.
Dated: July 1, 2008
	By:	/s/ Xiangzhi Chen
Xiangzhi Chen,
President and Chief Executive Officer